U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2006

Summit Environmental Corporation, Inc.
(Exact name of registrant as specified in its charter)

Texas (state of incorporation)	333-48659 (Commission File Number)	73-1537206 (IRS Employer I.D. Number)

210 South Green
Longview, TX 75601
800-522-7841

____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)(1) Resignation of Director

On November 1, 2006, Chris Dellinges, C.P.A., resigned as a director of Summit Environmental Corporation, citing insufficient time to devote to the position due to personal obligations.

Mr. Dellinges served as a member of the audit committee and the finance committee of the registrant. He had previously resigned, on October 17, 2006, as chief financial officer, as reported by Form 8-K Current Report October 17, 2006, filed with the SEC on October 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2006	Summit Environmental Corporation, Inc.

By: /s/ B. Keith Parker
B. Keith Parker, Chief Executive Officer